EXHIBIT 10.3

                                                                        03/08/00
                                   INDUSTRIAL
                                 LEASE AGREEMENT


     THIS LEASE is executed this 12th day of April, 2000, by and between DUKE-WEEKS REALTY LIMITED PARTNERSHIP, an Indiana limited partnership ("Landlord"), and NUCLEUS, INC., a Nevada corporation ("Tenant").

                                   WITNESSETH:

                          ARTICLE 1 - LEASE OF PREMISES
                          -----------------------------

     Section 1.01.  Basic Lease Provisions and Definitions.

A. Leased Premises (shown outlined on Exhibit A attached hereto): 1250 Northmeadow Parkway, Suite 100, Roswell, Georgia (the "Building"); located in Northmeadow (the "Park");

B. Rentable Area: approximately 37,835 square feet; Landlord shall use commercially reasonable standards, consistently applied, in determining the Rentable Area and the rentable area of the Building. Landlord's determination of Rentable Area shall conclusively be deemed correct for all purposes hereunder.

C.   Tenant's Proportionate Share:  72.45%;

D.   Minimum Annual Rent:
               Months 1 - 3             $224,333.01* per year
               Months 4 - 30            $359,432.52 per year
               Months 31 - 42           $370,404.65 per year
               Months 43 - 54           $381,376.80 per year
               Months 55 - 66           $392,727.30 per year
               Months 67 - 78           $404,456.15 per year
               Months 79 - 90           $416,563.35 per year

E.   Monthly Rental Installments:

               Months 1 - 3             $18,694.42* per month
               Months 4 - 30            $29,952.71 per month
               Months 31 - 42           $30,867.05 per month
               Months 43 - 54           $31,781.40 per month
               Months 55 - 66           $32,727.28 per month
               Months 67 - 78           $33,704.68 per month
               Months 79 - 90           $34,713.61 per month

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*In addition to the payment of base rental, Tenant shall provide to Landlord, within ten (10) days after the Commencement Date, a warrant for shares of Tenant's stock equal in value to $33,774.00, exercisable by Landlord at any time during the Lease term. The term of the warrant shall be ten (10) years and the strike price shall be equal to the closing price of Tenant's common stock on the date hereof. The method of determining the number of shares which Landlord may acquire under the warrant shall be to divide the amount of $33,774.00 by the value of a warrant to purchase one share using the Black-Scholls Method, assuming a ten (10) year term and the strike price set forth above, and with other necessary assumptions as shall be mutually agreed upon by the parties within thirty (30) days after execution of this Lease. The parties will also agree on appropriate registration rights.

F.   Base Year:  N/A;

G.   Lease Term:  Seven (7) years and six (6) months;

H. Commencement Date: The later of (i) April 1, 2000 or (ii) the date of substantial completion of the tenant improvements;

I. Security Deposit: $29,952.72; Landlord shall transfer Tenant's security deposit from Tenant's existing lease (presently $8,643.50) and Tenant shall deposit the remaining amount necessary to equal the last month's base rent;

J.   Guarantor(s):  None Required;

K.   Broker(s):  The Stephen W. Wright Company representing Tenant;

L. Permitted Use: Data centers, general office, warehousing and related purposes;

M.   Address for notices:

     Landlord:           Duke-Weeks Realty Limited Partnership
                         4497 Park Drive
                         Norcross, Georgia 30093
                         Attn:  Elizabeth C. Belden, Esq.

     Tenant:             Nucleus, Inc.
                         1250 Northmeadow Parkway, Suite 100
                         Roswell, Georgia 30076

     And                 Nucleus, Inc.
                         401 N. Michigan Avenue, Suite 745
                         Chicago, IL  60611
                         Attn:  President

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     With a Copy to:
     Tenant's Broker:    The Stephen W. Wright Company
                         3414 Peachtree Road, NE, Suite 720
                         Atlanta, Georgia 30326-1113
                         Attn: Stephen W. Wright

     Address for rental and other payments:

                         Duke-Weeks Realty Limited Partnership
                         P.O. Box 945703
                         Atlanta, Georgia 30394-5703

     Exhibits attached hereto:
               Exhibit "A":  Site plan of Leased Premises
               Exhibit "B":  Tenant Improvements
               Exhibit "C":  Tenant's Acceptance of Premises


     Section 1.02. Leased Premises. Landlord hereby leases to Tenant and Tenant leases from Landlord, under the terms and conditions herein, the Leased Premises.

                         ARTICLE 2 - TERM AND POSSESSION
                         -------------------------------

     Section 2.01. Term. The term of this Lease ("Lease Term") shall be for the period of time and shall commence on the Commencement Date described in the Basic Lease Provisions. If delay is longer than three (3) months beyond April 1, 2000, Landlord will continue to permit Tenant to occupy the "Old Premises" (defined herein), until the Leased Premises can be completed, at no charge to Tenant. The term of this Lease shall be extended by such delay. Upon delivery of possession of the Leased Premises to Tenant, Tenant shall execute Landlord's Tenant's Acceptance of Premises form, attached hereto as Exhibit "C", acknowledging (i) the Commencement Date of this Lease, and (ii) that Tenant has accepted the Leased Premises, subject only to Punch List items (as hereinafter defined) and latent defects. No later than ten (10) days after the Commencement Date, Tenant and Landlord shall prepare an agreed upon final punch list setting forth the work, if any, remaining to be done, or requiring correction, on the Leased Premises ("Punch List"), and Landlord shall promptly commence, and thereafter with due diligence prosecute to completion within sixty (60) days, the work required by said Punch List (which shall in no event include, except on condition Tenant shall pay to Landlord the actual cost thereof plus ten percent (10%) of such amount, work required as a consequence of injury or damage to the Leased Premises attributable to Tenant, its agent, employees, contractors or movers). If the parties cannot agree upon the final Punch List, then the Punch List shall be determined by an independent professional engineer employed by the mutual agreement of Landlord and Tenant. Notwithstanding the above Punch List items, if Tenant takes possession of and occupies the Leased Premises, Tenant shall be deemed to have accepted the Leased Premises and that the condition of the Leased Premises and the Building was at the time satisfactory and in conformity with the provisions of this Lease in all respects. Notwithstanding the foregoing, Tenant may enter upon the Leased Premises during the construction of the Leased

Premises for purposes of inspecting and reviewing the work, taking measurements, making plans, installing trade fixtures and telephones, erecting temporary or permanent signs and doing such other work as may be appropriate or desirable without being deemed thereby to have taken possession or obligated itself to pay rent but Tenant agrees that: (a) Landlord shall have no liability for injury to any person or damage to any property of Tenant stored on the Leased Premises except for damages caused by the willful act or gross negligence of Landlord or its employees or agents, (b) Tenant shall not interfere with Landlord's construction work on the Leased Premises, (c) Tenant shall indemnify, protect and hold harmless Landlord from and against any and all claims, demands, damages, losses, costs, expenses, liabilities and actions at law or in equity based upon any occurrence or condition arising out of or attributable to Tenant's exercise of such right, and (d) Tenant shall be solely responsible for the permitting of any such work it performs.

     Section 2.02. Construction of Tenant Improvements. Tenant has personally inspected the Leased Premises and accepts the same "AS IS" without representation or warranty by Landlord of any kind and with the understanding that Landlord shall have no responsibility except to perform and complete the work on the tenant finish improvements designated as Landlord's obligations in the attached Exhibit B. The rental provided herein, includes the following tenant improvements to the Leased Premises: (1) repaint the interior with building standard quality paint; (2) replace existing carpet with building standard quality carpet, except that area that is currently improved with raised computer flooring; (3) replace tile in office area with building standard quality tile, except that area that is currently improved with raised computer flooring; (4) re-key all exterior doors of Leased Premises; (5) replace all damaged ceiling tiles in Leased Premises; (6) repair or replace damaged doors in Leased Premises; (7) install four (4) building standard doors and door hardware from hallway 145 to Rooms 140, 142, 143 and 144 as shown on Exhibit B; and (8) make any other repairs or replacements necessary to put the Leased Premises in leasable condition consistent with Landlord's standard of "finished" space. As additional consideration, Landlord shall provide to Tenant the sum of One Hundred Forty Two Thousand Three Hundred Twenty Eight and 00/100 ($142,328.00) Dollars to be used by Tenant for the construction of additional tenant improvements and fixtures to the Leased Premises. The Allowance will be paid to Tenant in no more than three (3) draws.

     Each draw shall be paid within fifteen (15) days after Tenant shall provide to Landlord evidence of the cost of the improvements or fixtures installed or constructed through the date of the draw request. The form shall be signed by Tenant and its contractor and shall be accompanied by such documentation as is reasonably required by Landlord to verify and ensure that the work shown on the draw request has been completed.

     All construction work done by Tenant in the Leased Premises shall be pursued diligently to completion and shall be performed in a good and workmanlike manner, and in compliance with all governmental regulations. Tenant covenants and agrees that all contractors, subcontractors and other persons or entities performing work for Tenant at the Leased Premises will carry (i) liability insurance in amounts acceptable to Landlord, in Landlord's reasonable opinion, and (ii) worker's compensation insurance in the amounts required by law.

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     Tenant hereby indemnifies Landlord against, and shall keep all portions of the Leased Premises, the Building and the Land free from liens for any work performed, material furnished or obligations incurred by Tenant. Should any liens or claims be filed against all or any portion of the Leased Premises, the Building or the Land by reason of Tenant's acts, omissions or work performed by any person or entity on behalf of Tenant, Tenant shall cause same to be discharged by bond or otherwise within thirty (30) days following notice thereof. If Tenant fails to cause any such lien or claim to be discharged within the required time, Landlord may cause same to be discharged and may make any payment that Landlord, in its reasonable judgment, considers necessary, desirable or proper in order to do so. All amounts paid by Landlord shall bear interest at the lower of (i) eighteen percent (18%) per annum, or (ii) the highest rate permitted under applicable law, from the date of payment by Landlord and shall be payable by Tenant to Landlord upon written demand.

     Notwithstanding the foregoing, Tenant shall be required to obtain Landlord's prior written consent for any improvements, alterations, additional or installments upon the Leased Premises as set forth in Section 7.03 herein.

     Section 2.03. Surrender of the Premises. Upon the expiration or earlier termination of this Lease, Tenant shall immediately surrender the Leased Premises to Landlord in broom-clean condition and in good condition and repair, ordinary wear and tear and damage by fire or casualty excepted. Tenant shall also remove its personal property, trade fixtures and any of Tenant's alterations designated by Landlord at the time of approval, promptly repair any damage caused by such removal, and restore the Leased Premises to the condition existing prior to the installation of such items. If Tenant fails to do so, Landlord may restore the Leased Premises to such condition at Tenant's expense, Landlord may cause all of said property to be removed at Tenant's expense, and Tenant hereby agrees to pay all the costs and expenses thereby reasonably incurred. All Tenant property, excluding the raised computer floor, which is not removed within ten (10) days following Landlord's written demand therefor shall be conclusively deemed to have been abandoned by Tenant, and Landlord shall be entitled to dispose of such property at Tenant's cost without thereby incurring any liability to Tenant. The provisions of this section shall survive the expiration or other termination of this Lease. It is expressly understood that Tenant is leasing the Leased Premises with the raised computer floor installed by Sunguard and acquired by Tenant from Sunguard. Tenant will be required to remove said floor within forty five (45) days of lease termination and shall return the Leased Premises to Landlord in the same condition as when rented to Tenant, with no damage to the Leased Premises caused by such removal.

     Section 2.04. Holding Over. If Tenant retains possession of the Leased Premises after the expiration or earlier termination of this Lease, Tenant shall become a tenant from month to month at twice the Monthly Rental Installment in effect at the end of the Lease Term, and otherwise upon the terms, covenants and conditions herein specified, so far as applicable. Acceptance by Landlord of rent in such event shall not result in a renewal of this Lease, and Tenant shall vacate and surrender the Leased Premises to Landlord upon Tenant being given thirty (30) days' prior written notice from Landlord to vacate whether or not said notice is given on the rent paying date. This Section 2.04 shall in no way constitute a consent by Landlord to any holding over by Tenant upon the expiration or earlier termination of this Lease, nor limit Landlord's remedies in such event.

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                                ARTICLE 3 - RENT
                                ----------------

     Section 3.01. Base Rent. Tenant shall pay to Landlord the Minimum Annual Rent in the Monthly Rental Installments, in advance, without deduction or offset, beginning on the Commencement Date and on or before the first day of each and every calendar month thereafter during the Lease Term. The Monthly Rental Installment for partial calendar months shall be prorated.

     Section 3.02. Additional Rent. In addition to the Minimum Annual Rent Tenant shall pay to Landlord for each calendar year during the Lease Term, as "Additional Rent,": (a) Tenant's Proportionate Share of all costs and expenses incurred by Landlord during the Lease Term for Operating Expenses for the Building and common areas (collectively "Common Area Charges"); (b) any increase in insurance premiums payable by Landlord over the base amount of $.02 per square foot of rentable area in the Building; and (c) the amount by which all Real Estate Taxes (as herein defined) for each tax year exceeds $73 per square foot of rentable area in the Building. The rentable area in the Building is 52,224 square feet.

     "Operating Expenses" shall mean all of Landlord's expenses for operation, repair and maintenance to keep the common areas of the Building and Park in good order, condition and repair (including all additional direct costs and expenses of operation and maintenance of the common areas of the Building and Park which Landlord reasonably determines it would have paid or incurred during each year if the Building had been fully occupied), including, but not limited to, any increase in management or administrative fees which exceed $.25 per square foot of rentable area in the Building; utilities; storm water discharge fees; license, permit, inspection and other fees; fees and assessments imposed by any covenants or owners' association; security services; and maintenance (including snow removal) and repair of exterior lighting and landscaped areas, excluding capital improvement expenses which are reimbursed by third parties (such as insurance proceeds and other tenants) and other expenses incurred in connection with leasing or improvement of other tenant space in the Building. The cost of any capital improvement shall be amortized over the useful life of such improvement (as reasonably determined by Landlord), and only the amortized portion shall be included in Operating Expenses.

     "Real Estate Taxes" shall include any form of real estate tax or assessment or service payments in lieu thereof, and any license fee, commercial rental tax, improvement bond or other similar charge or tax (other than inheritance, personal income or estate taxes) imposed upon the Building or common areas (or against Landlord's business of leasing the Building) by any authority having the power to so charge or tax, together with costs and expenses of contesting the validity or amount of Real Estate Taxes, provided that Tenant gets the benefit of any reduction or refund obtained thereby, which at Landlord's option may be calculated as if such contesting work had been performed on a contingent fee basis (whether charged by Landlord's counsel or representative; provided, however, that said fees are reasonably comparable to the fees charged for similar services by others not affiliated with Landlord, but in no event shall fees exceed thirty-three percent (33%) of the good faith estimated tax savings). Additionally, Tenant shall pay, prior to delinquency, all taxes assessed against and levied upon trade fixtures, furnishings, equipment and all personal property of Tenant contained in the Leased Premises.

     Section 3.03. Payment of Additional Rent. Landlord shall estimate the total amount of Additional Rent to be paid by Tenant during each calendar year of the Lease Term, pro-rated for any partial years. Commencing on the Commencement Date, Tenant shall pay to Landlord each month, at the same time the Monthly Rental Installment is due, an amount equal to one-twelfth (1/12) of the estimated Additional Rent for such year. Within a reasonable time after the end of each calendar year, Landlord shall submit to Tenant a certified statement of the actual amount of such Additional Rent and within thirty (30) days after receipt of such statement, Tenant shall pay any deficiency between the actual amount owed and the estimates paid during such calendar year. In the event of overpayment, Landlord shall credit the amount of such overpayment toward the next installments of Additional Rent or if this Lease has expired or terminated, refund the amount of such overpayment within thirty (30) days.

     Notwithstanding the foregoing, Tenant shall, at its sole cost and expense, during the term of this Lease, have the option to review Landlord's books and records relating to the Additional Rent. Such review must be completed within thirty (30) days of receipt of final statement. In the event of any errors discovered by such review, the appropriate party shall make a correction payment in full to the other party within thirty (30) days after the determination and communication to both parties of the amount of such error.

     Section 3.04. Late Charges. Tenant acknowledges that Landlord shall incur certain additional unanticipated administrative and legal costs and expenses if Tenant fails to timely pay any payment required hereunder. Therefore, in addition to the other remedies available to Landlord hereunder, if any payment required to be paid by Tenant to Landlord hereunder shall become overdue by more than five (5) days, such unpaid amount shall bear interest from the due date thereof to the date of payment at the annual prime rate (as reported in the Wall Street Journal) of interest ("Prime Rate") plus six percent (6%) per annum.

                          ARTICLE 4 - SECURITY DEPOSIT
                          ----------------------------

     Upon execution of this Lease, Tenant shall deposit with Landlord an amount such that Landlord shall have as a security deposit a sum equal to the last month's Monthly Rental Installment. Landlord shall transfer Tenant's Security Deposit from the existing lease between Eclipse Computer Systems, Inc. and Weeks Realty, L.P., predecessor to Landlord, for the space commonly known as 1327 Northmeadow Parkway, Suite 132, Roswell, Georgia ("Old Premises"), as security for the performance by Tenant of all of Tenant's obligations contained in this Lease. In the event of a default by Tenant Landlord may apply all or any part of the Security Deposit to cure all or any part of such default; and Tenant agrees to promptly, upon demand, deposit such additional sum with Landlord as may be required to maintain the full amount of the Security Deposit. All sums held by Landlord pursuant to this section shall be held in an interest bearing account with a major national or regional bank located in Atlanta, Georgia. All interest earned thereon shall be the property of Tenant and shall be paid to Tenant upon termination or expiration of this Lease. At the end of the Lease Term, provided that there is then no uncured default, Landlord shall return the Security Deposit to Tenant.

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                                 ARTICLE 5 - USE
                                 ---------------

     Section 5.01. Use of Leased Premises. The Leased Premises are to be used by Tenant solely for the Permitted Use and for no other purposes without the prior written consent of Landlord, which consent shall not be unreasonably withheld, delayed or conditioned.

     Section 5.02. Covenants of Tenant Regarding Use. Tenant shall (i) use and maintain the Leased Premises and conduct its business thereon in a safe, careful, reputable and lawful manner, (ii) comply with all laws, rules, regulations, orders, ordinances, directions and requirements of any governmental authority or agency, now in force or which may hereafter be in force, including without limitation those which shall impose upon Landlord or Tenant any duty with respect to or triggered by a change in the use or occupation of, or any improvement or alteration to, the Leased Premises, (iii) any protective covenants applicable to the Park which are in effect and as may hereafter be adopted and promulgated of which Tenant has received written notice and (iv) comply with and obey all reasonable directions of the Landlord, including any reasonable rules and regulations that may be adopted by Landlord from time to time of which Tenant has received written notice. Tenant shall not do or permit anything to be done in or about the Leased Premises or common areas which will in any way obstruct or interfere with the rights of other tenants or occupants of the Building or injure or annoy them. Landlord shall not be responsible to Tenant for the nonperformance by any other tenant or occupant of the Building of its lease or of any rules and regulations provided however, that Landlord shall enforce the rules and regulations in a non-discriminatory fashion. Tenant shall not overload the floors of the Leased Premises. All damage to the floor structure or foundation of the Building due to improper positioning or storage of items or materials shall be repaired by Landlord at the sole expense of Tenant, who shall reimburse Landlord immediately therefor upon demand. Tenant shall not use the Leased Premises, or allow the Leased Premises to be used, for any purpose or in any manner which would invalidate any policy of insurance now or hereafter carried on the Building or increase the rate of premiums payable on any such insurance policy unless Tenant reimburses Landlord as Additional Rent for any increase in premiums charged. On or before the Commencement Date, Tenant shall take possession of, and, thereafter, continuously occupy the Leased Premises during the term of this Lease, and operate thereon the normal business operations of Tenant.

     Section 5.03. Landlord's Rights Regarding Use. In addition to the rights specified elsewhere in this Lease, Landlord shall have the following rights regarding the use of the Leased Premises or the common areas, each of which may be exercised without notice or liability to Tenant, (a) Landlord may install such signs, advertisements, notices or tenant identification information as it shall deem necessary or proper; (b) Landlord shall have the right at any time to control, change or otherwise alter the common areas as it shall deem necessary or proper, provided that Landlord shall not reduce the number of tenant parking spaces; and (c) Landlord or Landlord's agent shall be permitted to inspect or examine the Leased Premises at any reasonable time upon reasonable notice (except in an emergency when no notice shall be required), and Landlord shall have the right to make any repairs to the Leased Premises which are necessary for its preservation; provided, however, that any repairs made by Landlord shall be at Tenant's expense, except as provided in Section 7.02 hereof. Landlord shall incur no liability to Tenant for such entry, nor shall such entry constitute an eviction of Tenant or a termination of this Lease, or entitle Tenant to any abatement of rent therefor.

                       ARTICLE 6 - UTILITIES AND SERVICES
                       ----------------------------------

     Tenant shall obtain in its own name and pay directly to the appropriate supplier the cost of all utilities and services serving the Leased Premises. However, if any services or utilities are jointly metered with other property, Landlord shall make a reasonable determination of Tenant's proportionate share of the cost of such utilities and services without any premium to Landlord and Tenant shall pay such share to Landlord within fifteen (15) days after receipt of Landlord's written statement delivered by registered or certified mail. Landlord shall not be liable in damages or otherwise for any failure or interruption of any utility or other Building service and no such failure or interruption shall entitle Tenant to terminate this Lease or withhold sums due hereunder. In the event of utility "deregulation", Landlord shall choose the service provider.

                       ARTICLE 7 - MAINTENANCE AND REPAIRS
                       -----------------------------------

     Section 7.01. Tenant's Responsibility. During Lease Term, Tenant shall, at its own cost and expense, maintain the Leased Premises in good condition, regularly servicing and promptly making all repairs thereto, including but not limited to the electrical systems, heating and air conditioning systems, plate glass, windows and doors, and shall obtain a preventive maintenance contract on the heating, ventilating and air-conditioning systems serving the Leased Premises (hereinafter referred to as "HVAC System"), and provide Landlord with a copy thereof. The preventive maintenance contract shall meet or exceed Landlord's standard maintenance criteria, and shall provide for the inspection and maintenance of the HVAC System on not less than a semi-annual basis. In the event Tenant fails to maintain the Leased Premises in any material respect as required herein or fails to commence repairs (requested by Landlord in writing) within thirty (30) days after such request, or fails diligently to proceed thereafter to complete such repairs, Landlord shall have the right in order to preserve the Leased Premises or portion thereof, and/or the appearance thereof, to make such repairs or have a contractor make such repairs and charge Tenant for the cost thereof as additional rent, together with interest at the rate of eight percent (8%) per annum from the date of making such payments. Provided however, at Landlord's sole expense, Landlord agrees to hire Shumate Mechanical to inspect the HVAC system and to cause it to be in excellent working order at lease commencement and at its cost and expense make, any repairs or replacements of the HVAC system required during the first twelve (12) months of the Lease term, except any repairs necessary because of Tenant's negligent or tortuous actions or omissions. During the term of the Lease, Tenant agrees to reimburse Landlord for a fraction of the replacement cost of any compressor equal to the number of years remaining on the Lease divided by the useful life of the HVAC compressor.

     Section 7.02. Landlord's Responsibility. During Lease Term, Landlord shall maintain in good condition and repair, and replace as necessary, the roof, exterior walls, foundation and structural frame of the Building and the parking and landscaped areas, the costs of which shall not be included in Operating Expenses; provided, however, that to the extent any of the foregoing items require repair because of the negligence, misuse, or default of Tenant, its employees, agents, customers or invitees, Landlord shall make such repairs solely at Tenant's expense.

     Section 7.03. Alterations. Tenant shall not permit alterations in or to the Leased Premises unless and until the plans and the contractor have been approved by Landlord in writing. As a condition of such approval, Landlord may require Tenant to remove the alterations and restore the Leased Premises upon termination of this Lease (if Landlord notifies Tenant of such removal requirement at the time of Landlord's approval of such alteration); otherwise, all such alterations shall at Landlord's option become a part of the realty and the property of Landlord, and shall not be removed by Tenant. Tenant shall ensure that all alterations shall be made in accordance with all applicable laws, regulations and building codes, in a good and workmanlike manner and of quality equal to or better than the original construction of the Building. Upon completion of the work, Tenant shall provide lien waivers from the subcontractors or a final affidavit of lien waiver from the general contractor, and such lien waiver shall be in a form acceptable to Landlord. No person shall be entitled to any lien derived through or under Tenant for any labor or material furnished to the Leased Premises, and nothing in this Lease shall be construed to constitute a consent by Landlord to the creation of any lien. If any lien is filed against the Leased Premises for work claimed to have been done for or material claimed to have been furnished to Tenant, Tenant shall cause such lien to be discharged of record or by bond or other security or title indemnity within thirty (30) days after filing. Tenant shall indemnify Landlord from all reasonable costs, losses, expenses and attorneys' fees in connection with any construction or alteration and any related lien. Landlord hereby confirms that it has approved the alterations proposed by Tenant to construct a data center including, without limitation, the installation of additional raised flooring, upgraded wiring, a security system and a fire safety system and diesel generators, all of which shall be removed by Tenant upon expiration or earlier termination of this Lease.

                              ARTICLE 8 - CASUALTY
                              --------------------

     Section 8.01. Casualty. In the event of total or partial destruction of the Building or the Leased Premises by fire or other casualty, Landlord agrees to promptly restore and repair the Leased Premises; provided, however, Landlord's obligation hereunder shall be limited to the reconstruction of such of the tenant finish improvements as were originally provided by Landlord, if any. Rent shall proportionately abate during the time that the Leased Premises or part thereof are unusable because of any such damage. Notwithstanding the foregoing, if the Leased Premises are (i) so destroyed that they cannot be repaired or rebuilt within one hundred eighty (180) days from the casualty date; or (ii) destroyed by a casualty which is not covered by the insurance required hereunder or, if covered, such insurance proceeds are not released by any mortgagee entitled thereto or, together with the amount of any deductible, are insufficient to rebuild the Building and the Leased Premises; then, in case of a clause (i) casualty, either Landlord or Tenant may, or, in the case of a clause
(ii) casualty, then Landlord may, upon thirty (30) days' written notice to the other party, terminate this Lease, effective as of the date of such fire or other casualty with respect to matters thereafter accruing. Tenant waives any right under applicable laws inconsistent with the terms of this paragraph and in the event of a destruction agrees to accept any offer by Landlord to provide Tenant with comparable space within the project in which the Leased Premises are located on the same terms as this Lease. Notwithstanding the provisions of this paragraph, if any such damage or destruction occurs within the final two (2) years of the term hereof, then Landlord, in its sole discretion, may, without regard to the aforesaid 180-day period, terminate this Lease by written notice to Tenant.

     Section 8.02. All Risk Coverage Insurance. During the Lease Term, Landlord shall maintain all risk coverage insurance on the Building, but shall not protect Tenant's property on the Leased Premises; and, notwithstanding the provisions of Section 9.01, Landlord shall not be liable for any damage to Tenant's property, regardless of cause, which is covered by Tenant's personal property insurance, including the negligence of Landlord and its employees, agents and invitees. Tenant hereby expressly waives any right of recovery against Landlord for damage to any property of Tenant located in or about the Leased Premises, which is covered by Tenant's personal property insurance, however caused, including the negligence of Landlord and its employees, agents and invitees. Notwithstanding the provisions of Section 9.01 below, Landlord hereby expressly waives any rights of recovery against Tenant for damage to the Leased Premises or the Building which is insured against under Landlord's all risk coverage insurance. All insurance policies maintained by Landlord or Tenant as provided in this Lease shall contain an agreement by the insurer waiving the insurer's right of subrogation against the other party to this Lease.

                         ARTICLE 9 - LIABILITY INSURANCE
                         -------------------------------

     Section 9.01. Tenant's Responsibility. Landlord shall not be liable to Tenant or to any other person for (i) damage to property or injury or death to persons due to the condition of the Leased Premises, the Building or the common areas, or (ii) the occurrence of any accident in or about the Leased Premises or the common areas, or (iii) any act or neglect of Tenant or any other tenant or occupant of the Building or of any other person, unless such damage, injury or death is directly and solely the result of Landlord's negligence; and Tenant hereby releases Landlord from any and all liability for the same. Tenant shall be liable for, and shall indemnify and defend Landlord from, any and all liability for (i) any act or neglect of Tenant and any person coming on the Leased Premises or common areas by the license of Tenant, express or implied,
(ii) any damage to the Leased Premises, and (iii) any loss of or damage or injury to any person (including death resulting therefrom) or property occurring in, on or about the Leased Premises, regardless of cause, except for any loss or damage covered by Landlord's all risk coverage insurance as provided in Section
8.02 and except for that caused solely and directly by Landlord's or its agent's or employee's negligence. This provision shall survive the expiration or earlier termination of this Lease.

     Section 9.02. Tenant's Insurance. Tenant shall carry general public liability and property damage insurance, issued by one or more insurance companies acceptable to Landlord, with the following minimum coverages:

A.   Worker's Compensation: minimum statutory amount.

B. Commercial General Liability Insurance, including blanket, contractual liability, broad form property damage, personal injury, completed operations, products liability, and fire damage: Not less than $3,000,000 Combined Single Limit for both bodily injury and property damage.

C. All Risk Coverage, Vandalism and Malicious Mischief, and Sprinkler Leakage insurance, if applicable, for the full cost of replacement of Tenant's property.

D.   Business interruption insurance.

The insurance policies shall protect Tenant and Landlord as their interests may appear, naming, Landlord and Landlord's managing agent and mortgagee as additional insureds, and shall provide that they may not be canceled on less than thirty (30) days' prior written notice to Landlord. Tenant shall furnish Landlord with Certificates of Insurance evidencing all required coverages on or before the Commencement Date. If Tenant fails to carry such insurance and furnish Landlord with such Certificates of Insurance within fifteen (15) days after a request to do so, Landlord may obtain such insurance and collect the reasonable cost thereof from Tenant.

                           ARTICLE 10 - EMINENT DOMAIN
                           ---------------------------

     If all or any substantial part of the Building or common areas shall be acquired by the exercise of eminent domain, Landlord may terminate this Lease by giving written notice to Tenant on or before the date that actual possession thereof is so taken. If all or any part of the Leased Premises or access to the Leased Premises shall be acquired by the exercise of eminent domain so that the Leased Premises shall become impractical for Tenant to use for the Permitted Use, Tenant may terminate this Lease as of the date that actual possession thereof is so taken by giving written notice to Landlord. All damages awarded shall belong to Landlord; provided, however, that Tenant may claim dislocation damages if such amount is not subtracted from Landlord's award.

                      ARTICLE 11 - ASSIGNMENT AND SUBLEASE
                      ------------------------------------

     Tenant shall not assign this Lease or sublet the Leased Premises in whole or in part without Landlord's prior written consent, which consent shall not be unreasonably withheld, delayed or denied (provided that it shall not be unreasonable for Landlord to withhold or deny its consent with respect to any proposed assignment or subletting to a third party that is already a tenant in the Building or the Park). In the event Landlord consents to the assignment or sublease, Landlord shall notify Tenant within ten (10) business days of receipt of written notice by Tenant of its intent to assign or sublease. In the event of any assignment or subletting, Tenant shall remain primarily liable hereunder, and any extension, expansion, rights of first offer, rights of first refusal or other options granted to Tenant under this Lease shall be rendered void and of no further force or effect. The acceptance of rent from any other person shall not be deemed to be a waiver of any of the provisions of this Lease or to be a consent to the assignment of this Lease or the subletting of the Leased Premises. Without in any way limiting Landlord's right to refuse to consent to any assignment or subletting of this Lease, Landlord reserves the right to refuse to give such consent if in Landlord's opinion (i) the Leased Premises are or may be in any way materially adversely affected; (ii) the business reputation of the proposed assignee or subtenant is unacceptable; or (iii) the financial worth of the proposed assignee or subtenant is insufficient to meet the obligations hereunder. Landlord further expressly reserves the right to refuse to give its consent to any subletting if the proposed rent is to be less than the then current rent for similar premises in the Park. In the event that Tenant sublets greater than 33% of the Leased Premises, or assigns this Lease and at any time receives rent and/or consideration which exceeds that which Tenant would at that time be obligated to pay to Landlord, Tenant shall pay to Landlord 100% of the gross excess in such rent as such rent is received by Tenant and 50% of the "net excess" (as hereinafter defined) of any other consideration received by Tenant from such subtenant in connection with and solely for such sublease or, in the case of any assignment of this Lease by Tenant, Landlord shall receive 50% of any consideration paid to Tenant by such assignee in connection and solely for with such assignment. Tenant agrees to reimburse Landlord for reasonable accounting and attorneys' fees incurred in conjunction with the processing and documentation of any such requested assignment, subletting or any other hypothecation of this Lease or Tenant's interest in and to the Leased Premises not to exceed $500.00 per transaction. "Net excess" shall mean gross rent as reduced by all reasonable expenses of such assignment including commissions, tenant improvement costs or re-leasing and rent paid by Tenant while the Leased Premises was unoccupied. Landlord hereby acknowledges that the business to be conducted by Tenant in the Leased Premises requires the installation of certain equipment owned by customers of Tenant and third party telecommunications providers (collectively "Collocators") in order for such Collocators to interconnect with Tenant's telecommunications facilities in the Leased Premises. Notwithstanding anything to the contrary contained in the Lease, to expedite access to the Leased Premises, Landlord agrees that Tenant may license use of a portion of the Leased Premises to such Collocators, or enter into, Collocation Agreements with the Collocators without Landlord's prior consent. Collocation shall not be considered an assignment or sublease for purposes of the Lease and Landlord shall not have any rights to any portion of Tenant's income therefrom. Tenant represents and warrants that it will require all Collocators to obtain appropriate property and general liability insurance covering the full value of the Collocator's equipment. Tenant agrees to indemnify and hold Landlord harmless from and against any damage or loss to such Collocator's equipment or use of the Leased Premises by such Collocators.

                       ARTICLE 12 - TRANSFERS BY LANDLORD
                       ----------------------------------

     Landlord shall have the right to subordinate this Lease to any mortgage presently existing or hereafter placed upon the Building by so declaring in such mortgage. In the event of a sale or transfer of such interest (except a mortgage or other transfer as security for a debt), the "Landlord" named herein, or in the case of a subsequent transfer, the transferor shall, after the date of such transfer, be automatically released from all personal liability for the performance or observance of any term, condition, covenant or obligation required to be performed or observed by Landlord hereunder after the date of such transfer, and the transferee shall be deemed to have assumed all of such terms, conditions, covenants and obligations. Within ten (10) business days following receipt of a written request from Landlord, Tenant shall execute and deliver to Landlord, without cost, any instrument which Landlord deems necessary or desirable to confirm the subordination of this Lease and an estoppel certificate in such form as Landlord may reasonably request certifying (i) that this Lease is in full force and effect and unmodified or stating the nature of any modification, (ii) the date to which rent has been paid, (iii) that there are not, to Tenant's knowledge, any uncured defaults or specifying such defaults if any are claimed, and (iv) any other matters or state of facts reasonably required respecting the Lease. Such estoppel may be relied upon by Landlord and by any purchaser or mortgagee of the Building. Notwithstanding the foregoing, if the mortgagee shall take title to the Leased Premises through foreclosure or deed in lieu of foreclosure, Tenant shall be allowed to continue in possession of the Leased Premises as provided for in this Lease so long as Tenant shall not be in default after the expiration of any grace or cure period therefor.

                         ARTICLE 13 - DEFAULT AND REMEDY
                         -------------------------------

     Section 13.01. Default. The occurrence of any of the following shall be a "Default":

     (a) Tenant fails to pay any Monthly Rental Installment or Additional Rent within five (5) days after the same is due, or Tenant fails to pay any other amounts due Landlord from Tenant within ten (10) days after receipt of notice that the same is due.

     (b) Tenant fails to perform or observe any other material term, condition, covenant or obligation required under this Lease for a period of thirty (30) days after notice thereof from Landlord; provided, however, that if the nature of Tenant's default is such that more than thirty days are reasonably required to cure, then such default shall be deemed to have been cured if Tenant commences such performance within said thirty-day period and thereafter diligently completes the required action within a reasonable time.

     (c) Tenant shall assign or sublet all or a portion of the Leased Premises in contravention of the provisions of Article 11 of this Lease.

     (d) All or substantially all of Tenant's assets in the Leased Premises or Tenant's interest in this Lease are attached or levied under execution (and Tenant does not discharge the same within sixty (60) days thereafter); a petition in bankruptcy, insolvency or for reorganization or arrangement is filed by or against Tenant (and Tenant fails to secure a stay or discharge thereof within sixty (60) days thereafter); Tenant is insolvent and unable to pay its debts as they become due; Tenant makes a general assignment for the benefit of creditors; Tenant takes the benefit of any insolvency action or law; the appointment of a receiver or trustee in bankruptcy for Tenant or its assets if such receivership has not been vacated or set aside within thirty (30) days thereafter; or, dissolution or other termination of Tenant's corporate charter if Tenant is a corporation.

     Section 13.02. Remedies. Upon the occurrence of any Default, Landlord shall have the following rights and remedies, in addition to those allowed by law or in equity, any one or more of which may be exercised without further notice to
Tenant:

     (a) Landlord may apply the Security Deposit or re-enter the Leased Premises and cure any default of Tenant, and Tenant shall reimburse Landlord as additional rent for any costs and expenses which Landlord thereby incurs; and Landlord shall not be liable to Tenant for any loss or damage which Tenant may sustain by reason of Landlord's action.

     (b) Landlord may terminate this Lease or, without terminating this Lease, terminate Tenant's right to possession of the Leased Premises as of the date of such Default, and thereafter (i) neither Tenant nor any person claiming under or through Tenant shall be entitled to possession of the Leased Premises, and Tenant shall immediately surrender the Leased Premises to Landlord; and (ii) Landlord may re-enter the Leased Premises and dispossess Tenant and any other occupants of the Leased Premises by any lawful means and may remove their effects, without prejudice to any other remedy which Landlord may have. Upon the termination of this Lease, Landlord may declare the present value (discounted at the Prime Rate of interest) of all rent which would have been due under this Lease for the balance of the Lease Term to be immediately due and payable, whereupon Tenant shall be obligated to pay the same to Landlord, together with all loss or damage which Landlord may sustain by reason of Tenant's default ("Default Damages"), which shall include without limitation reasonable expenses of preparing the Leased Premises for re-letting, demolition, repairs, tenant finish improvements, brokers' commissions and attorneys' fees, such payment shall not constitute a penalty, or forfeiture, but shall constitute full liquidated damages due to Landlord as a result of Tenant's default. Landlord and Tenant acknowledge that Landlord's actual damages in the event of a default by Tenant under this Lease will be difficult to ascertain, and that the liquidated damages provided above represent the parties' best estimate of such damages. The parties expressly acknowledge that the foregoing liquidated damages are intended not as a penalty, but as full liquidated damages, as permitted by Section 13-6-7 of the Official Code of Ga. Annotated it being expressly understood and agreed that the liabilities and remedies specified in this subsection (b) shall survive the termination of this Lease.

     (c) Landlord may, without terminating this Lease, re-enter the Leased Premises and re-let all or any part thereof for a term different from that which would otherwise have constituted the balance of the Lease Term and for rent and on terms and conditions different from those contained herein, whereupon Tenant shall be immediately obligated to pay to Landlord as liquidated damages the difference between the rent provided for herein and that provided for in any lease covering a subsequent re-letting of the Leased Premises, for the period which would otherwise have constituted the balance of the Lease Term, together with all of Landlord's Default Damages.

     (d) Landlord may sue for injunctive relief or to recover damages for any loss resulting from the Default.

     Section 13.03. Landlord's Default and Tenant's Remedies. Landlord shall be in default if it fails to perform any term, condition, covenant or obligation required under this Lease for a period of thirty (30) days after written notice thereof from Tenant to Landlord; provided, however, that if the term, condition, covenant or obligation to be performed by Landlord is such that it cannot reasonably be performed within thirty (30) days, such default shall be deemed to have been cured if Landlord commences such performance within said thirty-day period and thereafter diligently undertakes to complete the same. Upon the occurrence of any such default, Tenant may sue for injunctive relief or to recover damages for any loss directly resulting from the breach, but Tenant shall not be entitled to terminate this Lease or withhold, offset or abate any sums due hereunder.

     Section 13.04. Limitation of Landlord's Liability. If Landlord shall fail to perform any term, condition, covenant or obligation required to be performed by it under this Lease and if Tenant shall, as a consequence thereof, recover a money judgment against Landlord, Tenant agrees that it shall look solely to Landlord's right, title and interest in and to the Building for the collection of such judgment; and Tenant further agrees that no other assets of Landlord shall be subject to levy, execution or other process for the satisfaction of Tenant's judgment.

     Section 13.05. Nonwaiver of Defaults. Neither party's failure or delay in exercising any of its rights or remedies or other provisions of this Lease shall constitute a waiver thereof or affect its right thereafter to exercise or enforce such right or remedy or other provision. No waiver of any default shall be deemed to be a waiver of any other default. Landlord's receipt of less than the full rent due shall not be construed to be other than a payment on account of rent then due, nor shall any statement on Tenant's check or any letter accompanying Tenant's check be deemed an accord and satisfaction. No act or omission by Landlord or its employees or agents during the Lease Term shall be deemed an acceptance of a surrender of the Leased Premises, and no agreement to accept such a surrender shall be valid unless in writing and signed by Landlord.

     Section 13.06. Attorneys' Fees. If either party defaults in the performance or observance of any of the terms, conditions, covenants or obligations contained in this Lease and the non-defaulting party obtains a judgment against the defaulting party, then the defaulting party agrees to reimburse the non-defaulting party for reasonable attorneys' fees incurred in connection therewith.

                ARTICLE 14 - LANDLORD'S RIGHT TO RELOCATE TENANT
                ------------------------------------------------

     Landlord shall have the right upon at least ninety (90) days' prior written notice to Tenant to relocate Tenant and to substitute for the Leased Premises other space in the Building or in the Park containing at least as much rentable area as the Leased Premises. Such substituted space shall be improved by Landlord, at its expense, with improvements at least equal in quantity and quality to those in the Leased Premises. Landlord shall reimburse Tenant for all reasonable expenses incurred with and caused by such relocation. In no event shall Landlord be liable to Tenant for any consequential damages as a result of any such relocation, including, but not limited to, loss of business income or opportunity. Such right shall not be exercised more than once during the Lease term.

                 ARTICLE 15 - TENANT'S RESPONSIBILITY REGARDING
                   ENVIRONMENTAL LAWS AND HAZARDOUS SUBSTANCES
                   -------------------------------------------

     Section 15.01. Definitions.

     (a) "Environmental Laws" - All present or future federal, state and municipal laws, ordinances, rules and regulations applicable to the environmental and ecological condition of the Leased Premises, the rules and regulations of the Federal Environmental Protection Agency or any other federal, state or municipal agency or governmental board or entity having jurisdiction over the Leased Premises.

     (b) "Hazardous Substances" - Those substances included within the definitions of "hazardous substances," "hazardous materials," "toxic substances" "solid waste" or "infectious waste" under Environmental Laws and petroleum products.

     Section 15.02. Compliance. Tenant acknowledges that it has been provided with a Phase I Environmental Assessment of the Leased Premises, prepared by Atlanta Testing and Engineering and dated October 19, 1993, and updated on June 2, 1994. Landlord hereby represents and warrants that it has no knowledge that would suggest that each assessment is not accurate and correct in all material respects. To the best knowledge of Landlord, the Leased Premises and its existing and prior uses and activities thereon, including but not limited to the use, maintenance and operation of the Leased Premises and all activities and conduct of business related to it, have complied with all federal, state and local environmental laws, ordinances and regulations. The Landlord has never received any notice or other communications concerning any alleged material violation of any environmental laws or regulations affecting the Leased Premises. Landlord represents and warrants that there are no underground storage tanks on the Leased Premises. Tenant, at its sole cost and expense, shall promptly comply with the Environmental Laws including any notice from any source issued pursuant to the Environmental Laws or issued by any insurance company which shall impose any duty upon Tenant with respect to the use, occupancy, maintenance or alteration of the Leased Premises whether such notice shall be served upon Landlord or Tenant.

     Section 15.03. Restrictions on Tenant. Tenant shall operate its business and maintain the Leased Premises in compliance with all Environmental Laws. Tenant shall not cause or permit the use, generation, release, manufacture, refining, production, processing, storage or disposal of any Hazardous Substances on, under or about the Leased Premises, or the transportation to or from the Leased Premises of any Hazardous Substances, except as necessary and appropriate for its Permitted Use in which case the use, storage or disposal of such Hazardous Substances shall be performed in compliance with the Environmental Laws and the highest standards prevailing in the industry.

     Section 15.04. Notices, Affidavits, Etc. Tenant shall immediately notify Landlord of (i) any violation by Tenant, its employees, agents, representatives, customers, invitees or contractors of the Environmental Laws on, under or about the Leased Premises, or (ii) Tenant's actual knowledge of the presence or suspected presence of any Hazardous Substances on, under or about the Leased Premises and shall immediately deliver to Landlord any notice received by Tenant relating to (i) and (ii) above from any source. Tenant shall execute affidavits, representations and the like within five (5) days of Landlord's request therefor concerning Tenant's knowledge and belief without extraordinary inquiry or investigation regarding the presence of any Hazardous Substances on, under or about the Leased Premises.

     Section 15.05. Landlord's Rights. Landlord and its agents shall have the right, but not the duty, upon advance notice (except in the case of emergency when no notice shall be required) to inspect the Leased Premises and conduct tests thereon to determine whether or the extent to which there has been a violation of Environmental Laws by Tenant or whether there are Hazardous Substances on, under or about the Leased Premises. In exercising its rights herein, Landlord shall use reasonable efforts to minimize interference with Tenant's business but such entry shall not constitute an eviction of Tenant, in whole or in part, and Landlord shall not be liable for any interference, loss, or damage to Tenant's property or business caused thereby.

     Section 15.06. Tenant's Indemnification. Tenant shall indemnify Landlord and Landlord's managing agent from any and all claims, losses, liabilities, costs, expenses and damages, including attorneys' fees, costs of testing and remediation costs, incurred by Landlord in connection with any breach by Tenant of its obligations under this Article 15. The covenants and obligations under this Article 15 shall survive the expiration or earlier termination of this Lease.

     Section 15.07. Landlord's Representation. Notwithstanding anything contained in this Article 15 to the contrary, Tenant shall not have any liability to Landlord under this Article 15 resulting from any conditions existing, or events occurring, or any Hazardous Substances existing or generated, at, in, on, under or in connection with the Leased Premises prior to the Commencement Date of this Lease except to the extent Tenant knowingly exacerbates the same.

                           ARTICLE 16 - MISCELLANEOUS
                           --------------------------

     Section 16.01. Benefit of Landlord and Tenant. This Lease shall inure to the benefit of and be binding upon Landlord and Tenant and their respective successors and assigns.

     Section 16.02. Governing Law. This Lease shall be governed in accordance with the laws of the State where the Building is located.

     Section 16.03. Guaranty.  Intentionally omitted.

     Section 16.04. Force Majeure. Landlord and Tenant (except with respect to the payment of any monetary obligation) shall be excused for the period of any delay in the performance of any obligation hereunder when such delay is occasioned by causes beyond its control, including but not limited to work stoppages, boycotts, slowdowns or strikes; shortages of materials, equipment, labor or energy; unusual weather conditions; or acts or omissions of governmental or political bodies.

     Section 16.05. Examination of Lease. Submission of this instrument for examination or signature to Tenant does not constitute a reservation of or option for Lease, and it is not effective as a Lease or otherwise until execution by and delivery to both Landlord and Tenant.

     Section 16.06. Indemnification for Leasing Commissions. The parties hereby represent and warrant that the only real estate brokers involved in the negotiation and execution of this Lease are the Brokers and no other person or entity is entitled, as a result of such party's actions, to a commission or other fee therefor. Each party shall indemnify the other from any and all liability for the breach of this representation and warranty on its part and shall pay any compensation to any other broker or person who may be entitled thereto. The Brokers shall each be entitled to receive a commission in the amounts and upon the terms and conditions set forth in a separate agreement between Landlord and Brokers.

     Section 16.07. Notices. Any notice required or permitted to be given under this Lease or by law shall be deemed to have been given if it is written and delivered in person or by reputable overnight courier or mailed by certified mail, postage prepaid, to the party who is to receive such notice at the address specified in Article 1. If delivered in person, notice shall be deemed given as of the delivery date. If sent by overnight courier, notice shall be deemed given as of the first business day after sending. If mailed, the notice shall be deemed to have been given on the date which is three business days after mailing. Either party may change its address by giving written notice thereof to the other party.

     Section 16.08. Partial Invalidity; Complete Agreement. If any provision of this Lease shall be held to be invalid, void or unenforceable, the remaining provisions shall remain in full force and effect. This Lease represents the entire agreement between Landlord and Tenant covering everything agreed upon or understood in this transaction. There are no oral promises, conditions, representations, understandings, interpretations or terms of any kind as conditions or inducements to the execution hereof or in effect between the parties. No change or addition shall be made to this Lease except by a written agreement executed by Landlord and Tenant.

     Section 16.09. Financial Statements. During the Lease Term and any extensions thereof, Tenant shall provide to Landlord on an annual basis, within ninety (90) days following the end of Tenant's fiscal year, a copy of Tenant's most recent financial statements (certified and audited if the Minimum Annual Rent hereunder exceeds $100,000) prepared as of the end of Tenant's fiscal year. Such financial statements shall be signed by Tenant who shall attest to the truth and accuracy of the information set forth in such statements. All financial statements provided by Tenant to Landlord hereunder shall be prepared in conformity with generally accepted accounting principles, consistently applied.

     Section 16.10. Signage. Landlord shall have the right to approve the placing of signs and the size and quality of the same. Tenant shall place no exterior signs on the Leased Premises without the prior written consent of Landlord. Any signs not in conformity with the Lease may be immediately removed by Landlord.

     Section 16.11. Consent. Where the consent of a party is required, such consent will not be unreasonably withheld, delayed or conditioned.

     Section 16.12. Parking. Tenant shall be entitled to 2.5 parking spaces per thousand square feet of Leased Premises and shall park in common with other tenants of Landlord. Subject to the immediately preceding sentence, Tenant agrees not to overburden the parking facilities and agrees to cooperate with Landlord and other tenants in the use of parking facilities. Landlord reserves the right in its absolute discretion to determine whether parking facilities are becoming crowded and, in such event, to allocate parking spaces among Tenant and other tenants. There will be no assigned parking unless Landlord, in its sole discretion, may deem advisable. No vehicle may be repaired or serviced in the parking area and any vehicle deemed abandoned by Landlord will be towed from the project and all costs therein shall be borne by the Tenant. All driveways, ingress and egress, and all parking spaces are for the joint use of all tenants. There shall be no parking permitted on any of the streets or roadways located within the Park.

     Section 16.13. Time. Time is of the essence of each term and provision of this Lease.

     Section 16.14. Representations and Warranties. The undersigned represent and warrant that (i) such party is duly organized, validly existing and in good standing (if applicable) in accordance with the laws of the state under which it was organized; (ii) the Tenant is authorized to do business in the State where the Building is located; and (iii) the individual executing and delivering this Lease has been properly authorized to do so, and such execution and delivery shall bind such party.

                    (SIGNATURES CONTAINED ON FOLLOWING PAGE)

     IN WITNESS WHEREOF, the parties hereto have executed this Lease as of the day and year first above written.


Signed, sealed and delivered               LANDLORD:
as to Landlord, in the presence of:
                                           DUKE-WEEKS REALTY LIMITED
                                           PARTNERSHIP, an Indiana limited
                                           partnership
-----------------------------------
Unofficial Witness                         By:  Duke-Weeks Realty Corporation,
                                                its General Partner

/s/                                               By: /s/ Eben Hardie III
-----------------------------------                   --------------------------
Notary Public                                     Name: Eben Hardie III
                                                        ------------------------
                                                  Title: Senior Vice President
                                                         -----------------------

Signed, sealed and delivered               TENANT:
as to Tenant, in the
presence of:
                                           NUCLEUS, INC.


-----------------------------------
Unofficial Witness

                                                  By: /s/ J. Theodore Hartley
                                                      --------------------------
                                                  Name: J. Theodore Hartley
                                                        ------------------------
                                                  Its: Executive Vice President
/s/ Marlon St. John                                    and Chief Financial
-----------------------------------                    Officer
Notary Public                                          -------------------------

                                                  Attest: /s/ Brent Duelm
                                                          ----------------------
                                                  Name: Brent Duelm
                                                        ------------------------
                                                  Title: Vice President of
                                                         Finance
                                                         -----------------------

                                                           (CORPORATE SEAL)

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